

Annual Meeting of Stockholders

January 15, 2016

Northern Technologies International Corporation

NASDAQ:NTIC

Legal Disclaimers

FORWARD LOOKING STATEMENTS

Statements contained in this presentation that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about NTIC's financial guidance for fiscal 2016, future estimated market sizes, demand for and sales of NTIC's products, NTIC's anticipated growth in its business units and China, and such other statements which can be identified by words such as "expect," "anticipate," "estimate," "will," "would," "could," words of similar meaning, future dates and any other statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of NTIC's management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: the effect on NTIC's business and operating results of NTIC's decision to terminate its former joint venture in China and sell its products and services directly in China; the ability of NTIC China to achieve significant sales; NTIC's dependence on the success of its joint ventures and fees and dividend distributions that NTIC receives from them; NTIC's relationships with its joint ventures and its ability to maintain those relationships; NTIC's dependence on its joint venture in Germany in particular due to its significance and the effect of a termination of this or NTIC's other joint ventures on NTIC's business and operating results; risks related to the European sovereign debt crisis, economic slowdown and political unrest; risks associated with NTIC's international operations; exposure to fluctuations in foreign currency exchange rates; the health of the U.S. and worldwide economies, including in particular the U.S. automotive industry; the effect of oil prices on demand for NTIC's oil and gas solutions; the level of growth in NTIC's markets; NTIC's investments in research and development efforts; acceptance of existing and new products; timing of NTIC's receipt of purchase orders under supply contracts; variability in sales to Petrobras and other customers and the effect on NTIC's quarterly financial results; increased competition; the costs and effects of complying with changes in tax, fiscal, government and other regulatory policies, including rules relating to environmental, health and safety matters; potential litigation; and NTIC's reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others. More detailed information on these and additional factors which could affect NTIC's results is described in NTIC's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q. NTIC urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces. Additionally, NTIC undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

INDUSTRY INFORMATION

Information regarding market and industry statistics contained in this presentation is based on information available to NTIC that NTIC believes is accurate. It is generally based on publications that are not produced for these purposes or economic analysis.

NTIC Financial Results



WORLDWIDE NET SALES ('000)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
8% CAGR
FY 2003
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

*Worldwide sales represent net sales of NTIC and net sales of all of NTIC's joint ventures, of which NTIC generally owns between 30% and 50% ownership interest. Sales by NTIC's joint ventures are not included as net sales of NTIC on NTIC's consolidated financial statements. Net sales of NTIC's joint ventures are based on average foreign currency exchange rates during each year.

NTIC Financial Results - EPS

Earnings Per Share - Long Track Record of Profitability


8% CAGR
$1.10
$0.60
$0.10
$(0.40)
$(0.90)
FY 2003
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

NTIC Balance Sheet

Strong Balance Sheet

('000,000)	August 31, 2015		August 31, 2014
ASSETS			
CURRENT ASSETS	$ 19.3		$ 22.3
PROPERTY AND EQUIPMENT, net	7.3		6.5
INVESTMENTS IN JOINT VENTURES	22.4		23.0
OTHER ASSETS	2.6		2.3
TOTAL ASSETS	**$ 51.6**		**$ 54.1**
LIABILITIES AND STOCKHOLDERS' EQUITY			
CURRENT LIABILITIES:	$ 3.7		$ 4.5
OTHER LIABILITIES	0.0		0.0
TOTAL LIABILITIES	**$ 3.7**		**$ 4.5**
TOTAL STOCKHOLDERS' EQUITY:	**$ 47.9**		**$ 49.6**

- INVESTMENTS IN JOINT VENTURES are mostly comprised of working capital at our JV's, not long term assets. Our German JV specifically has ~ $16.5 Million in cash on its balance sheet @ August 31, 2015

- There is no debt or LT liabilities on the balance sheet @ August 31, 2015

NTIC Income Statement

('000,000)	Aug 31, 2015	Aug 31, 2014
NET SALES:		
ZERUST® INDUSTRIAL	$21.3	$18.9
ZERUST® JOINT VENTURE	2.8	3.2
ZERUST® OIL & GAS	1.9	1.7
NATUR-TEC®	4.3	3.0
TOTAL NET SALES	**30.3**	**26.8**
COST OF GOODS SOLD	20.6	17.8
GROSS PROFIT	**9.8**	**9.0**
EQUITY IN INCOME OF JOINT VENTURES	5.9	5.9
FEES FOR SERVICES PROVIDED TO JOINT VENTURES	5.7	8.2
JOINT VENTURE OPERATIONS	**11.7**	**14.1**
OPERATING EXPENSES (SG&A, JV AND R&D)	**(18.3)**	**(16.4)**
INCOME BEFORE INCOME TAX EXPENSE	**3.2**	**6.7**
INCOME TAX EXPENSE	(0.6)	(1.1)
NET INCOME	**2.5**	**5.5**
NON CONTROLLING INTEREST	0.7	1.4
NET INCOME ATTRIBUTABLE TO NTIC	**$1.8**	**$4.1**

- Expected NET SALES of between $34 - $37 Million in FY 2016
- Expected NET INCOME of between $2.0 -$3.2 Million in FY 2016
- JV's are equity consolidated on the JOINT VENTURE OPERATIONS section of our Income Statement
- 65-75% of EQUITY IN INCOME is traditionally repatriated as a dividend the following year

NTIC Solutions

Leveraging expertise and a global presence into growth.

Zerust®	Zerust® Oil & Gas	Natur-Tec®
Corrosion Inhibiting Products	Advanced Corrosion Protection	Advanced Bioplastics
• Profitable and growing global core business • Inventor of base technology • 35+ years of success	• Proven to protects oil and gas infrastructure • Leverages core competence • Exceptionally large market potential	• Compostable • Biobased • Application specific formulations • Finished goods

Pioneers in Corrosion Control

Inventors and First-to-Market



Zerust® Vapor Corrosion Inhibiting (VCI) Plastic Packaging

- Proven Safe and Effective for 35+ Years
- Zerust® helps manufacturers of metal components reduce costs while increasing process yields.
- Substantially all major global automotive suppliers use Zerust®



Global Research Labs



Protects Valuable Assets



Turn-key Solutions

Trusted Corrosion Solutions

Zerust®

NTI®

Revenue Model:	Product sales and service contracts
Distribution:	Direct Sales and/or via Joint ventures and 3rd party distributors
Growth:	Expansion of non-automotive segments with core Zerust® products and services • Military • Electrical/electronics • Marine • Agriculture
Value Proposition:	• Zero-rust on metal products during shipment and storage. • Monetary savings up to 20% from reduced rework and product scrap. • Cost effective, and environmentally responsible corrosion protection services.

Global Market Leaders

- Onsite global direct sales and technical support
- Full range of products and services







Packaging
- Plastic
- Bioplastic
- Paper

Liquids
- Coatings
- Cleaners
- Surface-Preparation

Powders
- Capsules
- Diffusers
- Void Fill

Key Industries







AUTOMOTIVE	MINING/ HEAVY EQUIP.	AGRICULTURAL EQUIP.
Growing continuously since 2009.	Currently in decline that is expected to continue until 2017	Currently in decline that is expected to continue until 2017

Zerust Industrial has continued to see significant sales opportunities in all 3 sectors!

ICT5150-OPS
Outdoor Preservation Shrink



3 YEARS OF OUTDOOR PROTECTION!



Zerust® Axxanol Spray-G



Sprayable Grease with 12 months of exceptional outdoor corrosion protection.



Zerust® Axxawash™ NW-10



Deactivates ionic contaminates to prevent rust after cleaning.

Zerust ® Axxavis™ HST-10





Protects against ferrous flash corrosion during hydrostatic testing.

ZERUST GLOBALLY

Euro Exchange Rate Impact


USD per 1 EUR
11 Jan 2014 00:00 UTC - 11 Jan 2016 19:10 UTC
EUR/USD close:1.08830 low:1.04954 high:1.39306
1.40
1.30
1.20
1.10
1.00
2014
2015

Fx Impact Analysis 2015 v 2016

Impact of Fx on Equity Income		
Equity Q1 2015 v Q1 2016	$	150,201
Equity Q2 2014 v Q2 2015		
Equity Q3 2014 v Q2 2015		
Equity Q4 2014 v Q2 2015		
Total YTD Fx Equity Income Impact	**$**	**150,201**
Germany - EXCOR		
FY 2015	$	238,321
FY 2016	$	229,785
Difference	$	8,536
		x 3
Estimated YTD Fx Royalty Income Impact	**$**	**25,608**
TOTAL Fx IMPACT YTD	**$**	**175,809**
12 Month EPS Impact	*$*	*0.04*

ZERUST IN CHINA

Essential Chinese Characters

- 天津 = “Tianjin”
- 洁乐特 = phonetic approximation of “Zerust”
- 防锈技术 = “Corrosion Prevention Technologies”
- 有限公司 = “Limited Liability Company”
- 上海 = “Shanghai”
- 分公司 = “Subsidiary”

Chinese Joint Venture

1. 天津洁乐特防锈技术有限公司
   Tianjin Zerust Corrosion Prevention Technologies LLC
   – 1999 – Formation of Tianjin Zerust joint venture
     - Ownership
       – 50% NTI ASEAN
       – 50%蒙涛 = Meng Tao
2. 天津洁乐特防锈技术有限公司上海分公司
   Tianjin Zerust Corrosion Prev. Tech. LLC Shanghai Sub.
   – 2003 – Formation of Tianjin Zerust (Shanghai Subsidiary)
     - Ownership
       – 100% Tianjin Zerust

Investigation Discovered a 3rd Chinese "Zerust" Company

1. 天津洁乐特防锈技术有限公司
   Tianjin Zerust Corrosion Prevention Technologies LLC
2. 天津洁乐特防锈技术有限公司上海分公司
   Tianjin Zerust Corrosion Prev. Tech. LLC Shanghai
3. 上海洁乐特防锈包装技术有限公司
   Shanghai Zerust Corrosion Prev. Packaging Tech. LLC

About Shanghai Zerust



企业法人
营业执照

注册号 3101012012258
成立日期 二00五年九月二十六日

证照编号04000000320050927000
企业标识04000000 … 2600052

有效期 … 至 2015年09月25日

登记机关
二00五年 九月 二十七日

名称	上海洁乐特防锈包装技术有限公司
住所	滬生园路227号
法定代表人	徐卉
注册资本	人民币壹佰万元
企业类型	有限责任公司(国内合资)
经营范围	防锈包装材料加工及销售，货物与技术进出口业务，防锈专业领域内的技术咨询、技术服务，计算机软件开发、研制，食品添加剂、仪器仪表、汽车配件、五金交电、文化办公用品的销售。（涉及行政许可的，凭许可证经营）

营业期限 自 二00五年九月二十六日
至 二0一五年九月二十五日

Date of Establishment: 26/9/2005

Company Name: Shanghai Zerust Corrosion Prev. Packaging Tech. LLC

Name of Legal Representative: "Xu Hui" a.k.a. Mrs. Meng Tao

Shanghai Zerust Tax Filings

- According to Chinese government tax filings, Shanghai Zerust reported revenues in excess of US$3 million (RMB18.8 million) in 2010.

利润表

会企02表

编制单位:上海洁乐特防锈包装技术有限公司　　2010 年　　12 月　　单位:元

项目	行数	本月数	本年累计数
一、主营业务收入	1	4,625,122.34	18,810,713.29
减:主营业务成本	4	1,534,565.07	10,726,627.29
主营业务税金及附加	5	59,266.56	76,758.16
二、主营业务利润(亏损以"-"号填列)	10	3,031,290.71	8,007,327.84
加:其他业务利润(亏损以"-"号填列)	11		

Tianjin Zerust Termination

- All attempts at a peaceful dissolution failed.
- Consequently, NTIC:
  1. Launched NTIC Shanghai Co., Ltd.
  2. Filed civil lawsuits for damages in Chinese court.
  3. Reported Meng Tao and Xu Hui to the authorities for tax evasion.
  4. Reported Tianjin Zerust to the Ministry of Trade and Commerce for trademark infringement.
  5. Filed criminal charges for embezzlement.

北美防锈技术（上海）有限公司


北美防锈技术（上海）有限公司
NTIC (Shanghai) Co., Ltd.


Russia
Mongolia
Heilongjiang
Harbin
Jilin
Shenyang
Beijing
Xinjiang
China
Shaanxi
Xi'an
Jiangsu
Tibet
Sichuan
Chengdu
Lhasa
Nepal
Shanghai
India
Yunnan
Kunming
Guangxi
Guangdong
Guangzhou
Hong Kong
Macau
Haikou
Hainan
Vietnam
Thailand
Taiwan
Philippines
South China Sea



NTIC SHANGHAI CO., LTD.


N T I C
S H A N G H A I





NTIC SHANGHAI HQ









OIL & GAS

Finding Success in Oil and Gas

Revenue Model:	• Product sales and service contracts • Emphasis on consumables for repeat business
Distribution:	• Direct sales and/or via joint ventures and 3rd party distributors
Target Markets:	• Oil refineries, off-shore production platforms, tank farm operators, oil pipelines, oil terminals and retail gas stations.
Value Proposition:	• Minimizes maintenance downtime • Extends infrastructure service life • Reduces risk of environmental pollution due to leaks caused by corrosion • Unique solutions that provide highly cost effective alternative s to current practices

- Building a strong track record of successful solution implementations at marquee clients around the world
- Working with regulators to secure approvals for unique Zerust solutions
- Ongoing R&D to develop high value corrosion inhibitor solutions
- Continued focus on the strategic, long term, value of this industry sector



Crude Oil Prices Driving Conservative Client Behavior



120.00
100.00
80.00
60.00
40.00
20.00
0.00
FY2015 Budget Planning
$100
50% drop
$50
FY2016 Budget Planning
~$42: Break even price for most oil producers
Through FY2015
28% drop
$36
$33
Beginning of FY2016
2014-01-03
2014-02-03
2014-03-03
2014-04-03
2014-05-03
2014-06-03
2014-07-03
2014-08-03
2014-09-03
2014-10-03
2014-11-03
2014-12-03
2015-01-03
2015-02-03
2015-03-03
2015-04-03
2015-05-03
2015-06-03
2015-07-03
2015-08-03
2015-09-03
2015-10-03
2015-11-03
2015-12-03

Sources: US Energy Information Administration; Deutsch Bank and IMF Data

Chasing a Moving Target in FY2015 & FY 2016


100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2014-09-05
2014-10-05
2014-11-05
2014-12-05
2015-01-05
2015-02-05
2015-03-05
2015-04-05
2015-05-05
2015-06-05
2015-07-05
2015-08-05

Despite oil price drops key client projects were implemented by Zerust

Oil continued to drop over the past 7 months

- Just as oil prices appeared to stabilize entering FY2016, the market dropped another 30%
- This has brought oil to a level considered 'below break even' for most oil producers
- Clients are back into a period of additional uncertainty and 'cost avoidance'



65.00
60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
20.00
~$42 Break even point for US oil producers
pushed to Q3
pushed to Q3
2015-06-05
2015-07-05
2015-08-05
2015-09-05
2015-10-05
2015-11-05
2015-12-05
2016-01-05

While oil prices levels are important – clients are looking for prices to stabilize to then set priorities. There will always be a need for corrosion protection – especially on assets being taking out of service to weather the oil price drops.

NATUR-TEC

Advanced Bioplastics

Meeting the Demand for Compostable and Biobased Plastics



Global production and distribution of a full line of resin compounds and finished products

- Meet or exceed global bio-plastic standards
- Double-digit growth year over year
- Ready to meet demand created by green legislation, and carbon-footprint reduction initiatives



Customized Resins



Waste Management Solutions



Branded Packaging Solutions

Natur-Tec® Core Strengths

Compostable bioplastic resins are expensive, difficult to process, and suffer from performance limitations	Natur-Tec takes commercially available compostable bioplastic resins and mechanically and chemically improves their performance using a patented process	Natur-Tec makes finished products easier to manufacture , less expensive, and with improved performance properties


BIO-POLYMERS

NatureWorks

BASF The Chemical Company


Proprietary Compatibilizers & Polymer Modifiers
Natural Polymers
Organic/Inorganic Materials





Selected Users of Natur-Tec

- amazon
- TESLA
- CAT
- airbnb
- Levi's
- JOHN DEERE

Making Business Green

Natur-Tec®

NTI®

Revenue Model:	Sales of finished products and customized resin compounds
Distribution:	Direct Sales and/or via Joint ventures and 3rd party distributors
Target Markets:	Consumer and industrial packaging, consumer goods, foodservice
Value Proposition:	• Broad product portfolio provides one-stop bioplastic solutions. • Proprietary IP and know-how enables development of customized engineered solutions.



Composting Natur-Tec® Film over 120 days

Market Driver for Growth: Organic Waste Diversion

Increased federal and local regulations mandating reduction of, and diversion of Organic & Food Waste away from landfills

- Food waste accounts for 31% (133 Billion lbs.) of overall U.S. food supply
- Food waste is single largest component of disposed U.S. municipal solid waste, and accounts for a significant portion of U.S. methane emissions
- In September 2015, USDA and EPA set target of 50% reduction by 2030


zero waste initiative
:
reuse
+
recycle
+
compost
=
no waste




BIOCYCLE NATIONWIDE SURVEY
RESIDENTIAL FOOD WASTE COLLECTION IN THE U.S.
The number of communities in the U.S. with residential food waste collection service has grown by more than 50 percent since 2009.
Food Scrap Recycling
Save
Seal
Separate

Use of Compostable Products drives participation in Zero-Waste initiatives!

Natur-Tec®

Vermont Coffee Company: Grounds for Savings

NTI®

VERMONT COFFEE COMPANY™

COFFEE ROASTED FOR FRIENDS®

- Diverting coffee grounds waste away from landfill to composting
- Vermont Coffee Company chose Natur-Bag™ compostable can liners:
  - ✔ "Right-sized" liners reduced up-front adoption cost
  - ✔ Superior strength – held up to 50 pounds of hot and wet coffee grounds without any leaks
  - ✔ Naturally breathable film dissipated odors and kept the collection bins clean
- Natur-Bag™ liners helped Vermont Coffee Company to streamline their waste disposal process, and save on labor and cleaning costs







Richmond International Raceway : A Tale of Two Races

Natur-Tec

NTI

Toyota Care 250 NASCAR XFINITY Series &
Toyota Owners 400 NASCAR Sprint Cup Series

Natur-Bag™ Compostable Liners used at the TORQUE Club, Dogwood Suites, Press Box and Media Center

11 tons of organics diverted from landfill

- 1,359 meals donated
- 5.4 tons of food scraps diverted to composting



Total greenhouse gas reduction:
17 METRIC TONS
EQUIVALENT TO DRIVING 40,476 MILES IN A PASSENGER CAR

SUSTAINABLE AMERICA

NASCAR GREEN

nope
natural organic process enterprises

RICHMOND INTERNATIONAL RACEWAY





Branded Apparel Packaging: Sustainable Fashion


Natur-Tec® working closely with Levi Strauss® (India), developed an award-winning line of sustainable packaging for branded apparel



- Asia is the manufacturing hub for all major global Apparel Brands
- Natur-Tec® is building competency in providing environmentally sustainable packaging solutions to the branded apparel industry

LEVI'S®   DOCKERS   KUYICHI

Contact Us


NTI
NTIC
NASDAQ
LISTED

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Investor Relations:
4201 Woodland Road, P.O. Box 69
Circle Pines, MN 55014 USA
+1 (763) 225-6600 | www.ntic.com
mwolsfeld@ntic.com
Ticker Symbol: NTIC (NASDAQ)